                                                                    EXHIBIT 10.2

                                    FY 1995
                                MANOR CARE, INC.
                         EXECUTIVE CASH INCENTIVE PLAN




I.       NAME OF PLAN

                 The name of the Plan is "The Manor Care, Inc. Executive Cash Incentive Plan," hereinafter referred to as the "Plan."

II.      EFFECTIVE DATE OF PLAN

                 The effective date of this Plan shall be June 1, 1994.

III.     RESPONSIBILITIES

                 A.       Board of Directors

                          Review and approve incentive compensation programs as recommended by the Compensation/Key Executive Stock Option Plan Committee.

                 B.       Compensation/Key Executive Stock Option Plan Committee

                          1. Ensure that the Company's Cash Incentive Plan is consistent with public policy and is in the Company's best interest.

                          2.      Review and approve participants in the Plan.

                          3.      Review and approve maximum incentive
                                  opportunity of participants.


                 C.       Chairman

                                  Review and recommend participants in the Plan.


IV.      ADMINISTRATION

                 The Plan shall be administered by the Compensation/Key Executive Stock Option Plan Committee. Any decision of the Committee regarding the application and/or interpretation of the provisions of the Plan shall be final. The Committee, for purposes of administering the Plan, shall be composed of not less than three members of the Board of Directors, none of whom shall be a participant in the Plan.

V.       ELIGIBILITY FOR PARTICIPATION

                 1. The following positions have been recommended by the Chairman and approved by the Committee as participants in the Plan with individual maximum incentive opportunities as listed below:

                          Chairman.......................................60%
                          Senior Vice President Finance..................50%
                          Senior Vice President General Counsel..........50%
                          Senior Vice President Information
                            Resources and Development....................50%
                          Senior Vice President Human Resources..........50%
                          Vice President Risk Management.................35%
                          Vice President Controller......................35%
                          Vice President Information Resources...........35%
                          Vice President Strategic Planning .............35%
                          Vice President Development.....................35%
                          Vice President Corporate Development...........35%
                          Vice President Compensation & Benefits.........35%
                          Vice President Finance & Asst Treasurer........35%
                          Assistant Treasurer............................25%

                 2. Personnel must be employees of the Company at the beginning of the Plan year except that the Committee has the authority to make exceptions to include an executive joining the Company, or assuming a participating position, after the beginning of the Plan year.

                          The salary of a participant joining the Plan after the beginning of the Plan year will be computed by multiplying his weekly salary by the number of weeks he actually participated in the Plan year.

VI.      FUNDING



      FY 1995                                                    08/24/94
                               MANOR CARE, INC.
                                CHAIRMAN / CEO
                               60% BONUS MAXIMUM
                          % OF SALARY EARNED AS BONUS


                                                                                      Weighted
                           FY '95                  % Salary                            Average                   % Salary
                            ROBE                  Earned as                     Customer Satisfaction           Earned as
%  Budget                 Targets                   Bonus                               Score                      Bonus
- - -------------------------------------------------------------------------------------------------------------------------
   110%                    19.0%                    60.0%                                70.8%                    10.0%
   109%                    18.8%                    57.5%                                69.8%                     9.3%
   108%                    18.6%                    55.0%                                68.8%                     8.6%
   107%                    18.4%                    50.2%                                67.8%                     7.9%
   106%                    18.2%                    45.3%                                66.8%                     7.1%
   105%                    18.0%                    40.4%                                65.8%                     6.4%
   104%                    17.8%                    35.5%                                64.8%                     5.7%
   103%                    17.6%                    30.6%                                63.8%                     5.0%
   102%                    17.4%                    25.8%
   101%                    17.2%                    20.9%
   100%                    17.0%                    16.0%
    99%                    16.8%                    13.0%
    98%                    16.6%                    10.0%
    97%                    16.4%                     7.0%
    96%                    16.2%                     4.0%
    95%                    16.0%                     2.0%





CLIFF:
(ROBE) Return on Beginning Equity must equal or exceed 16.0% in 1995 for participant to receive a bonus payment.



NOTES:

RETURN ON BEGINNING EQUITY = NET INCOME BEFORE CAPITAL GAINS OR LOSSES AND EXTRAORDINARY ITEMS DIVIDED BY BEGINNING EQUITY

WEIGHTED AVERAGE CUSTOMER SATISFACTION SCORE IS AS FOLLOWS: MANOR HEALTHCARE, CORP. 69%, VITALINK PHARMACY SERVICES, INC. 9%, MANOR CARE HOTELS 9%, AND CHOICE HOTELS INTERNATIONAL 13%
WEIGHTED AVERAGE SCORE 63.8% = MHC (65%X 69%) + VIT (64% X 9%)
+ MCH (67% X 9%) + CHI (50% X 13%)

       FY 1995                                                 08/24/94
                               MANOR CARE, INC.
                          SR. VICE PRESIDENT FINANCE
                      SR. VICE PRESIDENT GENERAL COUNSEL
                      SR. VICE PRESIDENT HUMAN RESOURCES
                    SR. VICE PRESIDENT INFO RES/DEVELOPMENT
                               50% BONUS MAXIMUM
                          % OF SALARY EARNED AS BONUS


                                                                                      Weighted
                           FY '95                  % Salary                            Average                    % Salary
                            ROBE                  Earned as                    Customer Satisfaction             Earned as
%  Budget                 Targets                   Bonus                               Score                       Bonus
- - -------------------------------------------------------------------------------------------------------------------------
   110%                    19.0%                    50.0%                                70.8%                    10.0%
   109%                    18.8%                    47.5%                                69.8%                     9.3%
   108%                    18.6%                    45.0%                                68.8%                     8.6%
   107%                    18.4%                    41.4%                                67.8%                     7.9%
   106%                    18.2%                    37.8%                                66.8%                     7.1%
   105%                    18.0%                    34.2%                                65.8%                     6.4%
   104%                    17.8%                    30.5%                                64.8%                     5.7%
   103%                    17.6%                    26.9%                                63.8%                     5.0%
   102%                    17.4%                    23.3%
   101%                    17.2%                    19.6%
   100%                    17.0%                    16.0%
    99%                    16.8%                    13.0%
    98%                    16.6%                    10.0%
    97%                    16.4%                     7.0%
    96%                    16.2%                     4.0%
    95%                    16.0%                     2.0%



CLIFF:
(ROBE) Return on Beginning Equity must equal or exceed 16.0% in 1995 for participant to receive a bonus payment.



NOTES:

RETURN ON BEGINNING EQUITY = NET INCOME BEFORE CAPITAL GAINS OR LOSSES AND EXTRAORDINARY ITEMS DIVIDED BY BEGINNING EQUITY

WEIGHTED AVERAGE CUSTOMER SATISFACTION SCORE IS AS FOLLOWS: MANOR HEALTHCARE, CORP. 69%, VITALINK PHARMACY SERVICES, INC. 9%, MANOR CARE HOTELS 9%, AND CHOICE HOTELS INTERNATIONAL 13%
WEIGHTED AVERAGE SCORE 63.8% = MHC (65%X 69%) + VIT (64% X 9%)
+ MCH (67% X 9%) + CHI (50% X 13%)

       FY 1995                                                 08/24/94
                               MANOR CARE, INC.
                           VICE PRESIDENT CONTROLLER
                          VICE PRESIDENT DEVELOPMENT
                        VICE PRESIDENT RISK MANAGEMENT
                       VICE PRESIDENT STRATEGIC PLANNING
                     VICE PRESIDENT INFORMATION RESOURCES
                     VICE PRESIDENT CORPORATE DEVELOPMENT
                   VICE PRESIDENT COMPENSATION AND BENEFITS
                   VICE PRESIDENT FINANCE AND ASST TREASURER
                               35% BONUS MAXIMUM
                          % OF SALARY EARNED AS BONUS

                                                                                      Weighted
                           FY '95                  % Salary                            Average                    % Salary
                            ROBE                  Earned as                    Customer Satisfaction             Earned as
%  Budget                 Targets                   Bonus                               Score                       Bonus
- - -------------------------------------------------------------------------------------------------------------------------
   110%                    19.0%                    35.0%                                70.8%                    10.0%
   109%                    18.8%                    32.5%                                69.8%                     9.3%
   108%                    18.6%                    30.0%                                68.8%                     8.6%
   107%                    18.4%                    28.3%                                67.8%                     7.9%
   106%                    18.2%                    26.5%                                66.8%                     7.1%
   105%                    18.0%                    24.8%                                65.8%                     6.4%
   104%                    17.8%                    23.0%                                64.8%                     5.7%
   103%                    17.6%                    21.3%                                63.8%                     5.0%
   102%                    17.4%                    19.5%
   101%                    17.2%                    17.8%
   100%                    17.0%                    16.0%
    99%                    16.8%                    13.0%
    98%                    16.6%                    10.0%
    97%                    16.4%                     7.0%
    96%                    16.2%                     4.0%
    95%                    16.0%                     2.0%


CLIFF:
(ROBE) Return on Beginning Equity must equal or exceed 16.0% in 1995 for participant to receive a bonus payment.

NOTES:

RETURN ON BEGINNING EQUITY = NET INCOME BEFORE CAPITAL GAINS OR LOSSES AND EXTRAORDINARY ITEMS DIVIDED BY BEGINNING EQUITY

WEIGHTED AVERAGE CUSTOMER SATISFACTION SCORE IS AS FOLLOWS: MANOR HEALTHCARE, CORP. 69%, VITALINK PHARMACY SERVICES, INC. 9%, MANOR CARE HOTELS 9%, AND CHOICE HOTELS INTERNATIONAL 13%
WEIGHTED AVERAGE SCORE 63.8% = MHC (65%X 69%) + VIT (64% X 9%)
+ MCH (67% X 9%) + CHI (50% X 13%)

       FY 1995                                                 08/24/94
                               MANOR CARE, INC.
                              ASSISTANT TREASURER
                               25% BONUS MAXIMUM
                          % OF SALARY EARNED AS BONUS

                                                                                      Weighted
                           FY '95                  % Salary                            Average                   % Salary
                            ROBE                  Earned as                    Customer Satisfaction            Earned as
%  Budget                 Targets                   Bonus                               Score                      Bonus
- - -------------------------------------------------------------------------------------------------------------------------
   110%                    19.0%                    25.0%                                70.8%                    10.0%
   109%                    18.8%                    22.5%                                69.8%                     9.3%
   108%                    18.6%                    20.0%                                68.8%                     8.6%
   107%                    18.4%                    19.5%                                67.8%                     7.9%
   106%                    18.2%                    19.0%                                66.8%                     7.1%
   105%                    18.0%                    18.5%                                65.8%                     6.4%
   104%                    17.8%                    18.0%                                64.8%                     5.7%
   103%                    17.6%                    17.5%                                63.8%                     5.0%
   102%                    17.4%                    17.0%
   101%                    17.2%                    16.5%
   100%                    17.0%                    16.0%
    99%                    16.8%                    13.0%
    98%                    16.6%                    10.0%
    97%                    16.4%                     7.0%
    96%                    16.2%                     4.0%
    95%                    16.0%                     2.0%





CLIFF:
(ROBE) Return on Beginning Equity must equal or exceed 16.0% in 1995 for participant to receive a bonus payment.




NOTES:

RETURN ON BEGINNING EQUITY = NET INCOME BEFORE CAPITAL GAINS OR LOSSES AND EXTRAORDINARY ITEMS DIVIDED BY BEGINNING EQUITY

WEIGHTED AVERAGE CUSTOMER SATISFACTION SCORE IS AS FOLLOWS: MANOR HEALTHCARE, CORP. 69%, VITALINK PHARMACY SERVICES, INC. 9%, MANOR CARE HOTELS 9%, AND CHOICE HOTELS INTERNATIONAL 13%
WEIGHTED AVERAGE SCORE 63.8% = MHC (65%X 69%) + VIT (64% X 9%)
+ MCH (67% X 9%) + CHI (50% X 13%)

VII.     TIME OF PAYMENT

                 Payment to participants shall be in cash following the first Board of Directors Meeting after the independent auditors have certified on the annual audit of the Company's accounts for such year.

VIII.    PAYMENT UPON TERMINATION OR TRANSFER OF EMPLOYMENT

                 A. In order to receive any portion of an Incentive award, the participant must be employed at the time any portion of the award is paid as outlined in VII, except in cases of death, disability or retirement.

                 B. In the event of the death, disability or retirement of a participant after the end of the fiscal year but before awards are paid, the award will be paid to the participant's beneficiary or as designated on the insurance card as otherwise designated by will in the case of death, or in full to the participant in the case of retirement.

                 C. Participants who become disabled, die or retire during the fiscal year shall be entitled to a prorata share of his or her incentive award upon a review and approval by the Compensation/Key Executive Stock Option Plan Committee.

                 D. In the event of the transfer of a participating employee during the fiscal year to another, non-participating position within the Company, the award for the year will be prorated to date of transfer.

IX.      OPTIONAL DEFERRAL OF INCENTIVE COMPENSATION

                 A Participant may elect by written notice to defer payment on all or a portion of the incentive award for any year, subject to the following conditions:

                 A. Such election shall be irrevocable and no election to defer any installment may be made later than May 31st of the fiscal year for which the incentive award is computed.

                 B. The Company shall credit to a liability account (the "Deferred Compensation Account") established for this purpose amounts of money so deferred.

                 C. There shall be credited to the Deferred Compensation Account an additional amount (i.e., in addition to the principal amounts credited to such account pursuant to paragraph A hereof) equal to the weighted average interest which would have been earned on such average monthly principal amounts at the end of each month as if such amounts had earned the same rate of interest the Company earns on its other cash investments. Such interest will be compounded annually from the date such amounts were credited to the Deferred Compensation Account until paid out in its entirety. In no event will such interest rate be less than the average one-year Treasury Bill Rate.

                 D. The Company will provide an annual statement of the Deferred Compensation Account to each participating employee showing amounts of salary deferred and additional amounts credited to his account in accordance with paragraph C.

                 E. Upon the termination of employment of a participant, the Company shall pay such participant his Deferred Compensation Account in one lump sum payment as soon after his termination of employment as is administratively feasible unless such participant had previously made an election, at least sixty (60) days prior to the effective date of such termination of employment, to receive his Deferred Compensation Account in the form of installment payments. At least sixty (60) days prior to his termination of employment, a participant may make an irrevocable election to receive his Deferred Compensation Account in the form of installment payments over a period of time designated by the participant but in no event to exceed twenty (20) years. In the event that the installment method of payment is selected, the participant will further designate whether installment payments are to be made on a monthly, quarterly, semi-annual or annual basis. During the period of installment distributions, the Deferred Compensation Account will be credited with an earnings factor computed pursuant to the principles described in Paragraph C, above. In the event that a participant dies after having made an installment election but prior to the receipt of all installment payments, thereunder, the remaining payments will be made to the participant's beneficiary through the remaining duration of the elected installment period, unless the participant has provided in such installment election for a different form of payment to the participant's beneficiary in the event of the death of the participant, in which event such different form of payment shall be made to the participant's beneficiary. The computation of the amount of a lump sum payment or the amount of an installment payment shall be made by reference to the balance of the Deferred Compensation Account as of the date of the distribution. Payments shall be contingent upon the participant not engaging in employment or business operations in a competing entity within 25 miles of his previous work location.

                 F. Where the employee's death occurs prior to making his election, payments of compensation deferred shall be made in such manner determined by the beneficiary.

                 G. If both the employee and his designated beneficiary should die, the total amount standing to his credit in the Deferred Compensation Account shall be determined as of the date of the death of the designated beneficiary (including any additional amounts credited to such Account pursuant to paragraph C) and shall be paid as promptly as possible in one lump sum to the estate of such designated beneficiary.

                 H. Payments will be made to the employee or beneficiary after deducting taxes required by federal and/or state governments.

                 I. An employee, with the consent of the Company, shall be permitted to withdraw at any time, in the case of a real emergency beyond the employee's control, that portion of the amount of his deferred compensation withheld by the employer limited to the amount necessary to meet such emergency situation and which, if not withdrawn, would otherwise cause undue hardship to the employee.

                 J. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the employee, his designated beneficiary or any other person. Any compensation deferred under the provisions of this Plan shall continue for all purposes to be a part of the general funds of the Company. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

                 K. The right of the Company or any other person to the payment of deferred compensation or other benefits under this Plan shall not be assigned, transferred, pledged, or encumbered except by will or by the laws of descent and distribution.

                 L. Nothing contained herein shall be construed as conferring upon the employee the right to continue in the employ of the Company as an executive or in any other capacity.

                 M. This paragraph IX shall be binding upon and inure to the benefit of the Company and its subsidiaries, its successors and assigns and the employee and his heirs, executors, administrators and legal representatives.

                 N. In the event of a change of control of the Company, deferred compensation, including accrued interest, shall be immediately paid to the employee. A "change of control" shall mean (i) a merger or consolidation in which the Company is not the surviving corporation or (ii) the acquisition of twenty-five percent or more of the voting securities of the Company by a person, group, or entity or (iii) the sale of all or substantially all of the assets of the Company or
                          (iv) individuals who were members of the Board immediately prior to a meeting of the stockholders of the Company involving a contest for the election of Directors do not constitute a majority of the Board immediately following such election, unless that election of such new Directors was recommended to the stockholders by management of the Company.


X.       PLAN TERMINATION/MODIFICATION

                 This Plan shall continue in effect until such time as it may be cancelled or otherwise terminated by the Board. The Board reserves the right to amend, alter or modify this Plan.